AMENDMENT AGREEMENT TO SHARE PURCHASE AGREEMENT

THIS AMENDMENT AGREEMENT is dated as of the 31st day of December, 2009 (the “Effective Date”)

AMONG:

MARKTECH ACQUISITION CORP., a corporation duly formed under the laws of British Columbia with its principal office at 3045 Quennell Road, PO Box 13, Nanaimo, BC V9X 1K5

(hereinafter called the "Vendor")

OF THE FIRST PART

AND:

WORLDBID INTERNATIONAL INC., a company duly continued under the laws of Nevada with its principal office at Suite 201, 801 Peace Portal Drive, Blaine, WA 98230

(hereinafter referred to as “Worldbid")

OF THE SECOND PART

AND:

TERRACE VENTURES INC., a Nevada corporation with its principal office at 810 Peace Portal Drive, Suite 202, Blaine, WA 98230

(hereinafter referred to as “Terrace")

OF THE THIRD PART

AND:

GEOBIZ SYSTEMS INC., a Nevada corporation with its registered office at 8275 S. Eastern Avenue, Suite 200, Las Vegas, NV 89123

(hereinafter referred to as the "Purchaser")

OF THE FOURTH PART

WHEREAS:

A.      The Vendor, Worldbid, a wholly owned subsidiary of the Vendor, Terrace and the Purchaser, a wholly owned subsidiary of Terrace, entered into a Share Purchase Agreement (the “Purchase Agreement”) dated April 29, 2009 pursuant to which the Vendor has agreed to transfer all of the shares of Worldbid to the Purchaser in consideration of $250,000.

B.      Under the terms of the Purchase Agreement, the closing of the Purchase Agreement was to occur no later than August 12, 2009.

C.      On August 12, 2009 the parties entered into an agreement to extend the closing date of the Purchase Agreement to December 31, 2009.

D.      The parties have agreed to further extend the closing date of the Purchase Agreement to June 30, 2010 upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of $10.00 and for other good and valuable consideration, the parties agree as follows:

1.	Definitions. Except as otherwise set out herein, capitalized terms used in this Agreement shall have the same meaning as specified in the Purchase Agreement.

2.	Amendment. The Purchase Agreement be amended as follows:

(i) Section 1(b) of the Purchase Agreement is replaced in its entirety with the following:

“(b)

“Closing Date” means the tenth (10th) business day following the day on which the Vendor delivers the financial statements referred to in Article 5 to the Purchaser or such other date as may be mutually agreed upon by the parties hereto but in any event no later than June 30, 2010.”

3.	No Other Modification. The parties confirm that the terms, covenants and conditions of the Purchase Agreement remain unchanged and in full force and effect, except as modified by this Agreement.

4.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

5.

Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.

Independent Legal Advice. This Agreement has been prepared by O’Neill Law Group PLLC as legal counsel for Terrace and the Purchaser, and the Vendor and Worldbid acknowledge and agree that they have been advised to seek separate legal counsel with respect to the matters contained in this Agreement.

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7.	Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

MARKTECH ACQUISITION CORP.
by its authorized signatory:

/s/ Mark Reynolds
Mark Reynolds, President and Secretary

WORLDBID INTERNATIONAL INC.
by its authorized signatory:

/s/ Logan B. Anderson
Logan B. Anderson, President

TERRACE VENTURES INC.
by its authorized signatory:

/s/ Howard Thomson
Howard Thomson, President

GEOBIZ SYSTEMS INC.
by its authorized signatory:

/s/ Howard Thomson
Howard Thomson, President